UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 1, 2015

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Amendment of a Material Definitive Agreement

Amended and Restated Receivables Purchase Agreement and Amended and Restated Purchase and Sale Agreement.
On June 1, 2015, Cincinnati Bell Inc., Cincinnati Bell Funding LLC, the various Purchasers and Purchaser Agents identified therein and PNC Bank, National Association, as administrator for each Purchaser Group (“Administrator”), entered into the Eighth Amendment to the Amended and Restated Receivables Purchase Agreement (the “Eighth Amendment”). The Eighth Amendment amends the Company’s Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified, the “Agreement”): (i) to replace, amend and add certain provisions and definitions to the Agreement to increase the credit availability under the facility, (ii) to extend the Purchaser Termination Date from June 1, 2015 to May 30, 2016 and Facility Termination Date from June 2, 2016 to May 30, 2018; and (iii) to put a floor of zero on the Libor Market Index Rate.
A copy of the Eighth Amendment is attached to the Current Report as Exhibit 10.1.
Also, on June 1, 2015, (i) Cincinnati Bell Wireless, LLC (“CBW”), Cincinnati Bell Funding LLC and Cincinnati Bell Inc. entered into the Third Amendment to Amended and Restated Purchase and Sale Agreement (the “Third Amendment”), and (ii) Cincinnati Bell Funding LLC, CBW and PNC Bank, National Association entered into the Assignment Agreement (the “Assignment Agreement”). The Third Amendment amends the Amended and Restated Purchase and Sale Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified, the “P&S Agreement”), to allow CBW to withdraw as a party from the P&S Agreement and to be relieved of all of its rights and obligations thereunder (other than such obligations which, by their express terms, survive the termination of the P&S Agreement). The Assignment Agreement provides that CBW purchase certain receivables that it has previously sold to Cincinnati Bell Funding LLC, which receivables amount to approximately $1,650,000.
A copy of the Third Amendment is attached to the Current Report as Exhibit 10.2, and a copy of the Assignment Agreement is attached to the Current Report as Exhibit 10.3.
The above descriptions are only summaries of certain provisions of the Eighth Amendment, the Third Amendment and the Assignment Agreement and are qualified in their entirety by reference to the provisions of the Eighth Amendment, the Third Amendment and the Assignment Agreement, a copy of each of which is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Eighth Amendment to Amended and Restated Receivables Purchase Agreement, dated June 1, 2015, among Cincinnati Bell Funding LLC , as Seller, Cincinnati Bell, Inc., as Servicer and Performance Guarantor, the various Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator.

10.2	Third Amendment to Amended and Restated Purchase and Sale Agreement, dated as of June 1, 2015, among Cincinnati Bell Wireless, LLC, Cincinnati Bell Funding LLC and Cincinnati Bell Inc.
10.3	Assignment Agreement, dated as of June 1, 2015, among Cincinnati Bell Funding LLC, Cincinnati Bell Wireless, LLC, and PNC Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	June 5, 2015	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Eighth Amendment to Amended and Restated Receivables Purchase Agreement, dated June 1, 2015, among Cincinnati Bell Funding LLC , as Seller, Cincinnati Bell, Inc., as Servicer and Performance Guarantor, the various Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator.

10.2	Third Amendment to Amended and Restated Purchase and Sale Agreement, dated as of June 1, 2015, among Cincinnati Bell Wireless, LLC, Cincinnati Bell Funding LLC and Cincinnati Bell Inc.
10.3	Assignment Agreement, dated as of June 1, 2015, among Cincinnati Bell Funding LLC, Cincinnati Bell Wireless, LLC, and PNC Bank, National Association.